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                                                                   Exhibit 10.11
                            AMERADA HESS CORPORATION

                           SECOND AMENDED AND RESTATED
                          1995 LONG-TERM INCENTIVE PLAN

      SECTION 1. PURPOSE. The purpose of this Second Amended and Restated 1995 Long-Term Incentive Plan (the "Plan") of Amerada Hess Corporation (together with any successor thereto, the "Corporation") is (a) to promote the identity of interests between shareholders and employees of the Corporation by encouraging and creating significant ownership of Common Stock of the Corporation by officers and other salaried employees of the Corporation and its subsidiaries;
(b) to enable the Corporation to attract and retain qualified officers and employees who contribute to the Corporation's success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the Corporation and who are in a position to make significant contributions toward its objectives.

      SECTION 2. DEFINITIONS. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

      2.01. "Award" means any Performance Award, Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Dividend Equivalent, or any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

      2.02. "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

      2.03. "Board" means the Board of Directors of the Corporation.

      2.04. "Change of Control" and related terms are defined in Section 9.

      2.05. "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

      2.06. "Committee" means the Compensation and Management Development Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, however, that the Committee, and any subcommittee thereof, shall consist of three or more directors (or such lesser number as may be permitted by applicable law or rule), each of whom is a "disinterested person" within the meaning of the applicable provisions of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m)(3)(C) of the Code and Treasury Regulation Section 1.162-27(e)(3), as amended from time to time.

      2.07. "Corporation" is defined in Section 1.

      2.08. "Covered Employee" has the same meaning as set forth in section 162(m) of the Code, and successor provisions.

      2.09 "Deferred Stock" means a right, granted to a Participant under
Section 6.05, to receive Shares at the end of a specified deferral period.

      2.10 "Dividend Equivalent" means a right, granted to a Participant under
Section 6.03, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares.

      2.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and any rules and regulations thereunder.

      2.12 "Fair Market Value" means, with respect to Shares, Awards, or other property, the fair market value of such Shares, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the closing sales price on that date of a Share as reported in the New York Stock Exchange Composite Transaction Report; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the closing prices on the nearest date before and the nearest date after the valuation date. The average is to be weighted inversely by the respective numbers of trading days between the selling dates and the valuation date.

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      2.13 "Immediate Family Member" means, with respect to any Participant, any of such Participant's spouse, children, parents or siblings.

      2.14 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

      2.15 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

      2.16 "Option" means a right, granted to a Participant under Section 6.06, to purchase Shares, other Awards, or other property at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

      2.17 "Participant" means a person who has been granted an Award under the Plan.

      2.18 "Performance Award" means a right, granted to a Participant under
Section 6.02, to receive cash, Shares, other Awards, or other property the payment of which is contingent upon achievement of performance goals specified by the Committee.

      2.19 "Performance-Based Restricted Stock" means Restricted Stock that is subject to a risk of forfeiture if specified performance criteria are not met within the restriction period.

      2.20 "Plan" is defined in Section 1.

      2.21 "Restricted Stock" means Shares granted to a Participant under
Section 6.04, that are subject to certain restrictions and to a risk of forfeiture.

      2.22 "Rule 16b-3" means Rule 16b-3, as from time to time amended and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

      2.23 "Shares" means the Common Stock, $1.00 par value per share, of the Corporation and such other securities of the Corporation as may be substituted for Shares or such other securities pursuant to Section 10.

      2.24 "Special Deferred Stock" means Deferred Stock granted under Subsection 6.05(i)(b), subject to the maximum Share limitation set forth in
Section 7.02.4.

      2.25 "Special Restricted Stock" means Restricted Stock granted under Subsection 6.04(i)(b), subject to the maximum Share limitation set forth in
Section 7.02.4.

      2.26 "Stock Appreciation Right" means a right, granted to a Participant under Section 6.07, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards, or other property as specified in the Award or determined by the Committee.

      2.27 "Subsidiary" means any corporation (other than the Corporation) with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power for all classes of stock. In addition, any other related entity may be designated by the Board or the Committee as a Subsidiary, provided the Board or the Committee determines that the Corporation has a substantial ownership interest in such entity.

      2.28 "Year" means a calendar year.

      SECTION 3. ADMINISTRATION.

      3.01 Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

      (i) to select and designate Participants;

      (ii) to designate Subsidiaries;

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      (iii) to determine the type or types of Awards to be granted to each
Participant;

      (iv) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waiver of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

      (v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

      (vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or pursuant to an agreement between the Corporation and the Participant;

      (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

      (viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

      (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

      (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

      3.02 Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, or applicable law, the Committee shall have sole discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Corporation, Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.

      3.03 Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Corporation acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination, or interpretation.

      SECTION 4. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 10, the total number of Shares reserved and available for Awards under the Plan during the term hereof shall be 17 million shares. For purposes of this Section 4, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall be the earliest date at which the Committee can reasonably estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided, however, that, subject to the requirements of Rule 16b-3, the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award.

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      If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards, or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided, however, that such Shares shall be available for issuance only to the extent that the related award would be exempt under Rule 16b-3.

      SECTION 5. ELIGIBILITY. Awards may be granted only to individuals who are officers or other salaried employees (including employees who are also directors) of the Corporation or a Subsidiary; provided, however, that no Award shall be granted to any member of the Committee.

      SECTION 6. SPECIFIC TERMS OF AWARDS.

      6.01 General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in
Section 7.04, only services may be required as consideration for the grant of any Award.

      6.02 Performance Awards. Subject to the provisions of Sections 7.01 and 7.02, the Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

            (i) Awards and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

            (ii) Performance Period. The period of time with respect to which it is to be determined whether the performance criteria applicable to a Performance Award have been achieved shall not be less than one year, commencing not earlier than the date of grant of such Performance Award.

            (iii) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as shall be determined by the Committee.

      6.03 Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards, or otherwise reinvested.

      6.04 Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

            (i) Issuance and Restrictions.

                  (a) Restricted Stock (other than Special Restricted Stock)
            shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote such Restricted Stock or the right to receive dividends thereon), which restrictions shall lapse either: (x) in full with respect to all Shares underlying such Award of Restricted Stock at the expiration of a period not less than three years from the date of grant of such Award; or (y) proportionally in equal installments of the Shares underlying such Award of Restricted Stock over a period not less than three years from the date of grant of such Award, as the Committee shall determine, except that such restrictions may lapse earlier in the event of death, disability or retirement of an awardee, on such terms as the Committee shall determine, or in accordance with
            Section 9 hereof. The Committee shall not have the authority to otherwise accelerate the vesting of an Award of Restricted Stock under this Section 6.04(i)(a).

                  (b) Special Restricted Stock shall be subject to such
            restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Special Restricted Stock or the right to receive dividends thereon) which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

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            (ii) Forfeiture. Performance-Based Restricted Stock shall be forfeited unless preestablished performance criteria specified by the Committee are met during the applicable restriction period. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and returned to the Corporation; provided, however, that to the extent consistent with Section 6.04(i)(a) above, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case after the award has been made, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

            (iii) Certificates of Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Corporation or an escrow agent acting on behalf of the Corporation shall retain physical possession of the certificates, and the Participant shall deliver a stock power to the Corporation or such agent, endorsed in blank, relating to the Restricted Stock.

            (iv) Dividends. Unless otherwise determined by the Committee, cash dividends and other distributions made or paid with respect to the Shares underlying an Award of Restricted Stock or Performance-Based Restricted Stock shall be held in escrow, and may (but need not be) reinvested as determined by the Committee. Such dividends and other distributions shall be paid to the Participant, together with interest or other earnings thereon (if any), at the time the Shares are delivered to the Participant. Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or other distribution, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock or Performance-Based Restricted Stock with respect to which such stock or other property has been distributed.

      6.05 Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:

            (i) Award and Restrictions.

                  (a) Delivery of Shares will occur upon expiration of the
            deferral period specified for Deferred Stock (other than Special Deferred Stock) by the Committee (or, if permitted by the Committee, as elected by the awardee), which deferral period shall not expire earlier than three years after the date of grant of such Award of Deferred Stock, except that such deferral period may expire earlier in the event of death, disability or retirement of an awardee, on such terms as the Committee shall determine, or in accordance with
            Section 9 hereof. In addition, Deferred Stock shall be subject to such other restrictions as the Committee may impose, which other restrictions shall lapse at the expiration of such deferral period. The Committee shall not have the authority to otherwise accelerate the expiration of the deferral period for an Award of Deferred Stock under Section 6.05(i)(a).

                  (b) Delivery of Shares will occur upon expiration of the
            deferral period specified for Special Deferred Stock by the Committee (or, if permitted by the Committee, by the awardee). In addition, Special Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine.

            (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that to the extent consistent with Section 6.05(i)(a) above, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

      6.06 Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

            (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 10, such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option (or such higher exercise price as may be required under Section 422 of the Code). On and after the date of grant of an Option hereunder, the Committee shall not have the authority to amend such Option to reduce the exercise price thereof, except as provided in Section 10.

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            (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards issued under other Corporation plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements), and the methods by which Shares will be delivered or deemed to be delivered to Participants. Options shall expire not later than ten years after the date of grant.

            (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. In the event a Participant voluntarily disqualifies an Option as an Incentive Stock Option, the Committee may, but shall not be obligated to, make such additional Awards or pay bonuses as the Committee shall deem appropriate to reflect the tax savings to the Corporation which result from such disqualification.

      6.07 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

            (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an Incentive Stock Option, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise or the Change of Control Price as defined in
      Section 9.03) over (B) the base price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which shall be not less than the Fair Market Value of one Share on the date of grant. On and after the date of grant of a Stock Appreciation Right hereunder, the Committee shall not have the authority to reduce the base price of such Stock Appreciation Right, except as provided in Section 10 hereof.

            (ii) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may be exercised only upon the occurrence of a Change of Control (as such term is defined in Section 9.02) or as otherwise defined by the Committee) may be granted under this Section 6.07. Stock Appreciation Rights shall expire not later than ten years after the date of grant.

      SECTION 7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

      7.01 Performance-Based Awards. Performance Awards and, Performance-Based Restricted Stock, are intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goal shall be the attainment of preestablished levels of net income, market price per share, return on equity, return on capital employed or cash flow, earnings per share, book value per share or total shareholder return.

      The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee.

      7.02 Maximum Awards. The maximum Share amounts in this Section 7.02 are subject to adjustment under Section 10 and are subject to the Plan maximum under
Section 4.

            7.02.1 Performance-Based Awards. The maximum amount payable in respect of Performance Awards and Performance-Based Restricted Stock in any Year may not exceed 100,000 Shares (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.

            7.02.2 Stock Options and SARS. Each individual Participant may not receive in any Year Awards of Options or Stock Appreciation Rights exceeding 250,000 Shares.

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            7.02.3 Restricted Stock, Deferred Stock and Performance-Based
      Awards. A maximum of 4,500,000 Shares may be made subject to Awards of Restricted Stock, Deferred Stock, Performance Awards, Performance-Based Restricted Stock in the aggregate, under the Plan during the term hereof.

            7.02.4 Special Restricted Stock and Special Deferred Stock. A maximum of 225,000 Shares may be made subject to Awards of Special Restricted Stock and Special Deferred Stock, in the aggregate, under the Plan during the term hereof.

      7.03 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award granted under the Plan or any award granted under any other plan of the Corporation, any Subsidiary, or any business entity to be acquired by the Corporation or a Subsidiary, or any other right of a Participant to receive payment from the Corporation or any Subsidiary. No Award may be granted in substitution for any other Award theretofore granted under the Plan, and no Award may be retroactively granted in tandem with any other Award theretofore granted under the Plan at an exercise or base price less than that of such other previously granted Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

      7.04 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

      7.05 Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or a Stock Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be required under Section 422 of the Code).

      7.06 Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Corporation or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

      7.07 Loan Provisions. With the consent of the Committee, and subject to compliance with applicable laws and regulations, the Corporation may make, guarantee, or arrange for, a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. Nothing in this Section shall be construed as implying that the Committee shall or will offer such loans.

      SECTION 8. GENERAL RESTRICTIONS APPLICABLE TO AWARDS.

      8.01 Restrictions Under Rule 16b-3.

            8.01.1 Six-Month Holding Period. Unless a Participant could otherwise transfer an equity security, derivative security, or Shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued upon exercise or conversion of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition; (ii) with respect to a derivative security issued under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; and (iii) any Award in the nature of a Stock Appreciation Right must be held for six months from the date of grant to the date of cash settlement.

            8.01.2 Nontransferability. Awards which constitute derivative securities (including any option, stock appreciation right, or similar right) shall not be transferable by a Participant except upon such terms and conditions as the Committee may determine to

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      an Immediate Family Member of such Participant, or to a trust, partnership or limited liability company all of whose beneficiaries, partners or members, as the case may be, are Immediate Family Members, or by will or the laws of descent and distribution (except pursuant to a beneficiary designation authorized under Section 8.02) or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, in the case of an Incentive Stock Option or, if then required by Rule 16b-3, any other derivative security granted under the Plan, shall be exercisable during the lifetime of a Participant only by such Participant or his legal representative.

            8.01.3 Compliance with Rule 16b-3. It is the intent of the Corporation that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

      8.02 Limits on Transfer of Awards; Beneficiaries. Except as provided in
Section 8.01.2, no right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any party (other than the Corporation or a Subsidiary), or shall be subject to any lien, obligation, or liability of such Participant to any party (other than the Corporation or a Subsidiary). Unless otherwise determined by the Committee (subject to the requirements of Section 8.01.2), no Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Corporation under the terms of the Plan); provided, however, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant or Agreement applicable to such, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

      8.03 Registration and Listing Compliance. The Corporation shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration, or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Corporation and any national securities exchange, until such laws, regulations, and contractual obligations of the Corporation have been complied with in full, although the Corporation shall be obligated to use its best efforts to obtain any such approval and comply with such requirements as promptly as practicable.

      8.04 Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

      SECTION 9. CHANGE OF CONTROL PROVISIONS. Notwithstanding any other provision of the Plan, the following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in this Section 9.

      9.01 Acceleration and Cash-Out Rights. In the event of a "Change of Control," as defined in Section 9.02, automatically in the case of all
Participants:

            (i) The performance criteria of all Performance Awards and Performance-Based Restricted Stock shall be deemed fully achieved and all such Awards shall be fully earned and vested, subject only to the restrictions on dispositions of equity securities set forth in Section
      8.01.1 and legal restrictions on the issuance of Shares set forth in Sections 8.03 and 8.04;

            (ii) Any Option, Stock Appreciation Right, and other Award in the nature of a right that may be exercised which was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions on disposition of equity securities set forth in
      Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Sections 8.03 and 8.04;

            (iii) The restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, subject only to the restrictions on dispositions of equity securities set forth in Section
      8.01.1 and legal restrictions on the issuance of Shares set forth in Sections 8.03 and 8.04;

            (iv) In the sole discretion of the Committee, all outstanding Awards may be cancelled and in such event a Participant holding any such Award shall be paid in cash therefor on the basis of the "Change of Control Price" (as defined in Section 9.03) as of the date that the Change of Control occurs, or such other date as the Committee may determine prior to the Change of Control; provided, however, that this Section 9.01(iv) shall not apply in the case of any Award if (a) the cancellation of and payment for such Award would cause the Participant to incur actual short-swing profits liability under Section 16(b) of the Exchange Act or (b) initial shareholder approval of the Plan has not been obtained; and

            (v) To the extent Section 9.01(iv) of this Section 9 does not apply and at any time after the Change of Control the Shares are no longer readily tradable on an established exchange, a Participant shall, as of the date on which the Change of Control occurs, be entitled to receive consistent with Rule 16b-3, and the Corporation shall use its best efforts to compel and obligate the surviving or resulting corporation in the Change of Control and/or the other party to the agreement or transaction resulting in the Change of Control to grant to the Participant, substitute Options, Stock Appreciation Rights and/or Restricted Stock, as the case may be, in respect of the shares of common stock or other capital stock of such surviving or resulting corporation, or such other party involved in the Change of Control, on such terms and conditions, as to the number of shares, pricing, vesting, exercisability and otherwise, which shall substantially preserve the value, rights and benefits of any affected Options, Stock Appreciation Rights and/or Restricted Stock, as the case may be, previously granted hereunder.

      9.02 Change of Control. For purposes of Section 9.01, a "Change of Control" shall mean:

            (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
      Act) of 20% or more of either the then (i) outstanding shares of Common Stock of the Corporation (the "Outstanding Corporation Common Stock") or
      (ii) combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities") provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition by the Corporation or any of its subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries, (iii) any acquisition by any corporation with respect to which, following such acquisition, more than 51% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Corporation Common Stock and Outstanding Voting Securities, as the case may be, or (iv) any acquisition by one or more Hess Entity (for this purpose a "Hess Entity" means (A) Mr. Leon Hess or any of his children,
      (B) any spouse of any person described in Section 9.02(a)(iv)(A) above,
      (C) any affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) of any person described in Section 9.02(a)(iv)(A) above, (D) the Hess Foundation Inc., or (E) any persons comprising a group controlled (as such term is defined in such Rule 12b-2) by one or more of the foregoing persons or entities described in this Section 9.02(a)(iv)); or

            (b) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation to which Rule 14a-11 of Regulation 14A promulgated under the Exchange Act applies or other actual threatened solicitation of proxies or consents; or

            (c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 51% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Voting Securities, as the case may be; or

            (d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, more than 51% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Voting Securities, as the case may be. The term "the sale or other disposition of all or substantially all of the assets of the Corporation" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Corporation or of any direct or indirect subsidiary of the Corporation (including the stock of any direct or indirect subsidiary of the Corporation) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Corporation (as hereinafter defined). The "fair market value of the Corporation" shall be the aggregate market value of the then Outstanding Corporation Common Stock (on a fully diluted basis) plus the aggregate market value of the Corporation's other outstanding equity securities. The aggregate market value of the shares of Outstanding Corporation Common Stock shall be determined by multiplying the number of shares of such Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Outstanding Corporation Common Stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Corporation shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Outstanding Corporation Common Stock or by such other method as the Board shall determine is appropriate.

      9.03 Change of Control Price. For purposes of this Section 9, "Change of Control Price" means the highest price per share paid in any transaction reported on the securities exchange or trading system on which the Shares are then primarily listed or traded, or paid or offered in any transaction related to a Change of Control of the Corporation at any time during the preceding 60-day period as determined by the Committee, except that in the case of Incentive Stock Options and Stock Appreciation Rights relating thereto, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Awards.

      SECTION 10. ADJUSTMENT PROVISIONS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and (iii) the exercise price, base price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

      SECTION 11. CHANGES TO THE PLAN AND AWARDS.

      11.01 Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Corporation's shareholders within one year after such Board action if such amendment or alteration increases the number of shares reserved for Awards under the Plan, changes the class of Participants eligible to receive Awards under the Plan, or materially increases the benefits to Participants under the Plan, or if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed in order to maintain compliance therewith, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan after initial shareholder approval of the Plan may materially impair the rights of such Participant under any Award theretofore granted to him.

      11.02 Changes to Awards. The Committee may, unless otherwise expressly prohibited by the Plan, waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award after initial shareholder approval of the Plan may materially impair the rights of such Participant under such Award.

      SECTION 12. GENERAL PROVISIONS.

      12.01 No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

      12.02 No Shareholder Rights. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

      12.03 Tax Withholding. To the extent and in the manner permitted by applicable law, the Corporation or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts or withholding and other taxes due with respect thereto, its exercise, or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of the Participant's tax obligations.

      12.04 No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employment of the Corporation or any Subsidiary or to interfere in any way with the right of the Corporation or any Subsidiary to terminate such employment at any time or increase or decrease such employee's compensation from the rate in existence at the time of granting of an Award.

      12.05 Unfunded Status of Awards. The Plan is intended to constitute an unfunded incentive and deferred compensation plan for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant pursuant to an Award the Plan constitutes a mere promise to make the benefit payments provided for herein, and nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the unfunded status of the Plan.

      12.06 Other Compensatory Arrangements. The Corporation or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

      12.07 Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determined whether cash, other Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

      12.08 Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

      SECTION 13. EFFECTIVE DATE. The Plan shall be effective December 6, 1995. The amendments to the Plan (as amended and restated hereby) shall be effective May 5, 2004 subject to approval of such amendments as reflected in the Plan (as amended and restated hereby) by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote (and the affirmative vote of a majority of the Shares voting) at a meeting of the Corporation's shareholders on May 5, 2004, or any adjournment thereof, and subject to listing of the additional Shares authorized by such amendments on the New York Stock Exchange. If such approval and listing are not obtained, such amendments shall be void ab initio and of no force or effect. However, the Plan (as in effect immediately prior to such amendments) shall continue in full force and effect.

                             STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                            AMERADA HESS CORPORATION
                              AMENDED AND RESTATED
                          1995 LONG-TERM INCENTIVE PLAN

                                    * * * * *

OPTIONEE:       [NAME]

GRANT DATE:     [GRANT DATE]

NUMBER OF OPTION SHARES                              PER SHARE EXERCISE PRICE
  SUBJECT TO SUCH OPTION                                   FOR SUCH OPTION

[NUMBER OF OPTIONS]                                    [EXERCISE PRICE]

                                    * * * * *

            THIS STOCK OPTION AGREEMENT (this "Agreement"), dated as of the Grant Date specified above, is entered into by and between Amerada Hess Corporation, a Delaware corporation (the "Corporation"), and the Optionee specified above, pursuant to the Amerada Hess Corporation Amended and Restated 1995 Long-Term Incentive Plan, as in effect and as amended from time to time (the "Plan"); and

            WHEREAS, it has been determined under the Plan that it would be in the best interests of the Corporation to grant the stock option provided for herein to the Optionee as an inducement to remain in the employment of the Corporation (and/or any Subsidiary), and as an incentive for increased effort during such employment;

            NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

      1. INCORPORATION BY REFERENCE; DOCUMENT RECEIPT. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly not intended to apply to the grant of the option hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if each were expressly set forth mutatis mutandis herein. Any capitalized term not defined in this Agreement will have the same meaning as is ascribed thereto under the Plan. The Optionee hereby acknowledges receipt of a disclosure document relating to and describing the Plan and the Awards thereunder and that the Optionee has read it carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan will control.

      2. GRANT OF OPTIONS. As of the Grant Date specified above, the Corporation hereby grants to the Optionee, non-qualified stock options (each, an "Option" and collectively, the "Options") to acquire from the Corporation at the Per Share Exercise Price specified above for such Option the aggregate number of shares of the Common Stock specified above for such Option (the "Option Shares"). The Option(s) are not to be treated as (and are not intended to qualify as) incentive stock options within the meaning of Section 422 of Code.

      3. CASH PAYMENTS EQUIVALENT TO DIVIDENDS. Prior to the acquisition of the Option Shares upon the exercise of any Option, the Optionee will not be entitled to receive a cash payment or other distribution with respect to such Option Shares underlying such Option.

      4.    EXERCISE OF THIS OPTION.

            4.1 Unless the exercisability of any Option is accelerated under the terms of the Plan or this Agreement, all Options not theretofore terminated will become exercisable on [VESTING DATE].

            4.2 Unless earlier terminated in accordance with the terms of the Plan or this Agreement, all Options will expire and no longer be exercisable after [EXPIRATION DATE].

            4.3 In no event will any Option be exercisable for a fractional share of Common Stock.

      5. METHOD OF EXERCISE AND PAYMENT. Once exercisable, an Option may be exercised in whole or in part by the Optionee by delivering to the Secretary of the Corporation or his designated agent on any business day (the "Exercise Date") a written notice, in such manner and form as may be required by the Corporation, specifying the number of the Option Shares the Optionee then desires to acquire (the "Exercise Notice"). The Exercise Notice will be accompanied by payment of the aggregate Per Share Exercise Price applicable to such Option for such number of the Option Shares to be acquired upon such exercise. Such payment will be made in cash, by personal or certified check, bank draft or money order payable to the order of the Corporation or, if permitted by the Committee (in its sole discretion) and applicable law, rule or regulation, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) shares of Common Stock already owned by the Participant for at least six months, or (b) some other form of payment acceptable to the Committee. The Committee may also permit the Optionee to simultaneously exercise an Option and sell the shares of Common Stock thereby acquired pursuant to a "cashless exercise" arrangement or program, selected by and approved of in all respects in advance by the Committee. Payment instruments will be received by the Corporation subject to collection. The proceeds received by the Corporation upon the exercise of any Option may be used by the Corporation for general corporate purposes. Any portion of an Option that is exercised may not be exercised again. Upon exercise in accordance with the terms of the Plan and this Agreement, the Option Shares underlying the exercised portion of the Option will be promptly delivered to the Optionee.

      6.    TERMINATION AND FORFEITURE.

            6.1 Unless otherwise determined by the Committee, all Options will terminate in accordance with Sections 6.2, 6.3 and 6.4 below, as the case may be. In any event, all Options will terminate on [EXPIRATION DATE].

            6.2 Subject to any determination of the Committee pursuant to
Section 6.01 of the Plan, if an Optionee's employment with the Corporation or any Subsidiary terminates for any reason (other than by reason of the Optionee's death, disability or normal retirement under the Corporation's Employees' Pension Plan or any successor plan thereto) all Options, to the extent not exercisable on the date of any such termination of employment, will be forfeited and cancelled by the Corporation. The Optionee's rights, if any, to exercise any exercisable portion of any Option will terminate sixty days after the date of any termination of employment (other than by reason of the Optionee's death, disability, or normal or early retirement under the Corporation's Employees' Pension Plan or any successor plan thereto), but not beyond [EXPIRATION DATE], and thereafter all Options will be forfeited and cancelled by the Corporation.

            6.3 If an Optionee's employment with the Corporation or any Subsidiary terminates by reason of the Optionee's death, disability, or normal retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, the Optionee (or the Optionee's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right to exercise all Options at any time until [EXPIRATION DATE]. The existence and date of the Optionee's disability shall be determined by the Committee and any such determination shall be conclusive.

            6.4 (a) Notwithstanding anything to the contrary in Section 6.2 above, if the Optionee's employment with the Corporation or any Subsidiary terminates by reason of the Optionee's early retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, all Options to the extent exercisable on the date of such early retirement shall remain exercisable until [EXPIRATION DATE].

                (b) Notwithstanding anything to the contrary in Section 6.2 above, if the Optionee's employment with the Corporation or any Subsidiary terminates by reason of the Optionee's early retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, the Committee, in its sole discretion, may (but is not obligated to) determine that (i) each Option to the extent not exercisable at the time of any such early retirement will become exercisable as to a proportionate number of underlying Option Shares based on the number of calendar days between the Grant Date (as set forth above) and the date of such early retirement over 365, and (ii) each such Option shall remain exercisable until [EXPIRATION DATE]. Except for Options which have become exercisable as described in the prior sentence, any Option to the extent not exercisable at the time of the Optionee's termination of employment by reason of early retirement will be forfeited and cancelled by the Corporation.

      7. CHANGE OF CONTROL. The Options are subject to acceleration of exercisability and "cash-out" at the discretion of the Committee upon the occurrence of a Change of Control, all as provided in and subject to the Plan.

      8. NON-TRANSFERABILITY. The Options, and any rights or interests therein or under this Agreement, may not be sold, exchanged, transferred, assigned or otherwise disposed of in any way at any time by the Optionee (or any beneficiary(ies) of the Optionee), except to an Immediate Family Member or to a trust, partnership or limited liability company all of whose beneficiaries, partners or members, as the case may be, are Immediate Family Members, or by testamentary disposition by the Optionee or the laws of descent and distribution; provided, however, that to transfer an Option to an Immediate Family Member or to an entity described above, such Immediate Family Member or entity must agree, in a form acceptable to Committee, to be bound by the terms of the Plan and this Agreement. The Options may not be pledged, encumbered or otherwise hypothecated in any way at any time by the Optionee (or any beneficiary(ies) of the Optionee) and will not be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, pledge, transfer, assign, encumber or otherwise dispose of or hypothecate this Option, or the levy of any execution, attachment or similar legal process upon this Option, contrary to the terms of this Agreement and/or the Plan will be null and void and without legal force or effect. During the Optionee's lifetime, the Options may be exercisable only by the Optionee or the Optionee's legal representative, or if transferred to an Immediate Family Member or an entity comprising Immediate Family Members as described above, by such Immediate Family Member or entity.

      9. ENTIRE AGREEMENT; AMENDMENT. This Agreement (including the Plan incorporated herein by reference) contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Board has the right, in its sole discretion, to amend, alter, suspend, discontinue or terminate the Plan, and the Committee has the right, in its sole discretion, to amend, alter, suspend, discontinue or terminate any or all of the Options or this Agreement from time to time in accordance with and as provided in the Plan; provided, however, that no such amendment, alteration, suspension, discontinuance or termination after initial shareholder approval of the Plan may materially impair the rights of the Optionee under this Option without the consent of the Optionee. The Corporation will give written notice to the Optionee of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof. This Agreement may also be modified, amended or terminated by a writing signed by both the Corporation and the Optionee.

      10. NOTICES. Any Exercise Notice or other notice which may be required or permitted under this Agreement will be in writing, and will be delivered in person or via facsimile transmission, overnight courier service or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

            10.1 If the notice is to the Corporation, to the attention of the Secretary of Amerada Hess Corporation, 1185 Avenue of the Americas, New York, New York 10036, or at such other address as the Corporation by notice to the Optionee designates in writing from time to time.

            10.2 If the notice is to the Optionee, at his or her address as shown on the Corporation's records, or at such other address as the Optionee, by notice to the Corporation, designates in writing from time to time.

      11. LIMITATIONS; GOVERNING LAW. Nothing herein or in the Plan will be construed as conferring on the Optionee or anyone else the right to continue in the employ of the Corporation or any Subsidiary. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

      12. COMPLIANCE WITH LAWS. The issuance of this Option (and the Option Shares upon exercise of this Option) pursuant to this Agreement will be subject to, and will comply with, any applicable requirements of any federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act and the respective rules and regulations promulgated thereunder), rules of any exchange on which the Common Stock is listed (including, without limitation, the rules and regulations of the New York Stock Exchange), and any other law or regulation applicable thereto. The Corporation will not be obligated to issue this Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements, and if issued will be deemed void ab initio.

      13. BINDING AGREEMENT; FURTHER ASSURANCES. This Agreement will inure to the benefit of, be binding upon, and be enforceable by the Corporation and its successors and assigns. Each party hereto will do and perform (or will cause to be done and performed) all such further acts and will execute and deliver all such other agreements, certificates, instruments and documents as any party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

      14. COUNTERPARTS; HEADINGS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be a part of this Agreement.

      15. SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction will not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder will be enforceable to the fullest extent permitted by law.

      16. BENEFICIARY. The Optionee may designate the beneficiary or beneficiaries to exercise this Option (or to receive any Option Shares issuable hereunder) after the death of the

Optionee. Such designation may be made by the Optionee on the enclosed beneficiary designation form and (unless the Optionee has waived such right) may be changed by the Optionee from time to time by filing a new beneficiary designation form with the Committee. If the Optionee does not designate a beneficiary or if no designated beneficiary(ies) survives the Optionee, the Optionee's beneficiary will be the legal representative of the Optionee's estate.

      17. TAX WITHHOLDING. Neither the exercise of any Option under this Agreement, nor the issuance of any Option Shares thereunder, will be permitted or effected unless and until the Optionee (or the Optionee's beneficiary(ies) or legal representative) has made appropriate arrangements for the payment of any amounts required to be withheld with respect thereto under all present or future federal, state and local tax laws and regulations and other laws and regulations.

            IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the Grant Date specified above.

                                             AMERADA HESS CORPORATION

                                             By: _______________________________
                                                 John B. Hess
                                                 Chairman of the Board

Acknowledged and Agreed to:

___________________________
       [OPTIONEE]

                             STOCK OPTION AGREEMENT

                                 pursuant to the

                            AMERADA HESS CORPORATION
                           SECOND AMENDED AND RESTATED
                          1995 LONG-TERM INCENTIVE PLAN

                                    * * * * *

OPTIONEE:       [NAME]

GRANT DATE:     [GRANT DATE]

NUMBER OF OPTION SHARES                                 PER SHARE EXERCISE PRICE
 SUBJECT TO SUCH OPTION                                      FOR SUCH OPTION

[NUMBER OF OPTIONS]                                      [EXERCISE PRICE]

                                    * * * * *

            STOCK OPTION AGREEMENT (this "Agreement"), dated as of the Grant Date specified above, is entered into by and between Amerada Hess Corporation, a Delaware corporation (the "Corporation"), and the Optionee specified above, pursuant to the Amerada Hess Corporation Second Amended and Restated 1995 Long-Term Incentive Plan, as in effect and as amended from time to time (the "Plan"); and

            WHEREAS, it has been determined under the Plan that it would be in the best interests of the Corporation to grant the stock option provided for herein to the Optionee as an inducement to remain in the employment of the Corporation (and/or any Subsidiary), and as an incentive for increased effort during such employment;

            NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

      1. INCORPORATION BY REFERENCE; DOCUMENT RECEIPT. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly not intended to apply to the grant of the option hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if each were expressly set forth mutatis mutandis herein. Any capitalized term not defined in this Agreement will have the same meaning as is ascribed thereto under the Plan. The Optionee hereby acknowledges receipt of a disclosure document relating to and describing the Plan and the Awards thereunder and that the Optionee has read it carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan will control.

      2. GRANT OF OPTIONS. As of the Grant Date specified above, the Corporation hereby grants to the Optionee, non-qualified stock options (each, an "Option" and collectively, the "Options") to acquire from the Corporation at the Per Share Exercise Price specified above for such Option the aggregate number of shares of the Common Stock specified above for such Option (the "Option Shares"). The Option(s) are not to be treated as (and are not intended to qualify as) incentive stock options within the meaning of Section 422 of Code.

      3. CASH PAYMENTS EQUIVALENT TO DIVIDENDS. Prior to the acquisition of the Option Shares upon the exercise of any Option, the Optionee will not be entitled to receive a cash payment or other distribution with respect to such Option Shares underlying such Option.

      4.    EXERCISE OF THIS OPTION.

            4.1 Unless the exercisability of any Option is accelerated under the terms of the Plan or this Agreement, all Options not theretofore terminated will become exercisable as follows: (i) one-third of the Option Shares (rounded to the nearest whole number of shares) will become exercisable on the first anniversary of the Grant Date (ii) one-third of the Option Shares (rounded to the nearest whole number of shares) will become exercisable on the second anniversary of the Grant Date and (iii) the remainder of the Option Shares will become exercisable on the third anniversary of the Grant Date.

            4.2 Unless earlier terminated in accordance with the terms of the Plan or this Agreement, all Options will expire and no longer be exercisable after {EXPIRATION DATE}.

            4.3 In no event will any Option be exercisable for a fractional share of Common Stock.

      5. METHOD OF EXERCISE AND PAYMENT. Once exercisable, an Option may be exercised in whole or in part by the Optionee by delivering to the Secretary of the Corporation or his designated agent (who, for so long as the Corporation maintains a "cashless exercise" program and the Optionee exercises and sells Option Shares through such program, shall be the administrator of such program) on any business day (the "Exercise Date") a notice, in such manner and form as may be required by the Corporation, specifying the number of the Option Shares the Optionee then desires to acquire (the "Exercise Notice"). The Exercise Notice will be accompanied by payment of the aggregate Per Share Exercise Price applicable to such Option for such number of the Option Shares to be acquired upon such exercise. Such payment will be made in cash, by personal or certified check, bank draft or money order payable to the order of the Corporation or, if permitted by the Committee (in its sole discretion) and applicable law, rule or regulation, by delivery of, alone or in conjunction with a partial cash or instrument payment,

(a) shares of Common Stock already owned by the Participant for at least six months, or (b) some other form of payment acceptable to the Committee. To the extend permitted by law, the Committee may also allow the Optionee to simultaneously exercise an Option and sell the shares of Common Stock thereby acquired pursuant to a "cashless exercise" arrangement or program, selected by and approved of in all respects in advance by the Committee. Payment instruments will be received by the Corporation subject to collection. The proceeds received by the Corporation upon the exercise of any Option may be used by the Corporation for general corporate purposes. Any portion of an Option that is exercised may not be exercised again. Upon exercise in accordance with the terms of the Plan and this Agreement, the Option Shares underlying the exercised portion of the Option will be promptly delivered to the Optionee, except that for so long as the Corporation maintains a "cashless exercise" program and the Optionee exercises and sells Option Shares through such program, delivery of the proceeds of such sale shall be made to a brokerage account maintained in the name of the Optionee with the administrator of such program.

      6.    TERMINATION AND FORFEITURE.

            6.1 Unless otherwise determined by the Committee, all Options will terminate in accordance with Sections 6.2, 6.3 and 6.4 below, as the case may be. In any event, all Options will terminate on [EXPIRATION DATE].

            6.2 Subject to any determination of the Committee pursuant to
Section 6.01 of the Plan, if an Optionee's employment with the Corporation or any Subsidiary terminates for any reason (other than by reason of the Optionee's death, disability or normal retirement under the Corporation's Employees' Pension Plan or any successor plan thereto) all Options, to the extent not exercisable on the date of any such termination of employment, will be forfeited and cancelled by the Corporation. The Optionee's rights, if any, to exercise any exercisable portion of any Option will terminate sixty days after the date of any termination of employment (other than by reason of the Optionee's death, disability, or normal or early retirement under the Corporation's Employees' Pension Plan or any successor plan thereto), but not beyond [EXPIRATION DATE], and thereafter all Options will be forfeited and cancelled by the Corporation.

            6.3 If an Optionee's employment with the Corporation or any Subsidiary terminates by reason of the Optionee's death, disability, or normal retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, the Optionee (or the Optionee's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right to exercise all Options at any time until [EXPIRATION DATE]. The existence and date of the Optionee's disability shall be determined by the Committee and any such determination shall be conclusive.

            6.4 (a) Notwithstanding anything to the contrary in Section 6.2 above, if the Optionee's employment with the Corporation or any Subsidiary terminates by reason of the Optionee's early retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, all Options to the extent exercisable on the date of such early retirement shall remain exercisable until [EXPIRATION DATE].

                (b) Notwithstanding anything to the contrary in Section 6.2 above, if the Optionee's employment with the Corporation or any Subsidiary terminates by reason of the Optionee's early retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, the Committee, in its sole discretion, may (but is not obligated to) determine that (i) each Option to the extent not exercisable at the time of any such early retirement will become exercisable as to a proportionate number of underlying Option Shares based on the number of calendar days elapsed (as of the date of such early retirement) in the vesting period of such Option (or portion thereof), and (ii) each such Option shall remain exercisable until [EXPIRATION DATE]. Except for Options which have become exercisable as described in the prior sentence, any Option to the extent not exercisable at the time of the Optionee's termination of employment by reason of early retirement will be forfeited and cancelled by the Corporation.

      7. CHANGE OF CONTROL. The Options are subject to acceleration of exercisability and "cash-out" at the discretion of the Committee upon the occurrence of a Change of Control, all as provided in and subject to the Plan.

      8. NON-TRANSFERABILITY. The Options, and any rights or interests therein or under this Agreement, may not be sold, exchanged, transferred, assigned or otherwise disposed of in any way at any time by the Optionee (or any beneficiary(ies) of the Optionee), except to an Immediate Family Member or to a trust, partnership or limited liability company all of whose beneficiaries, partners or members, as the case may be, are Immediate Family Members, or by testamentary disposition by the Optionee or the laws of descent and distribution; provided, however, that to transfer an Option to an Immediate Family Member or to an entity described above, such Immediate Family Member or entity must agree, in a form acceptable to Committee, to be bound by the terms of the Plan and this Agreement. The Options may not be pledged, encumbered or otherwise hypothecated in any way at any time by the Optionee (or any beneficiary(ies) of the Optionee) and will not be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, pledge, transfer, assign, encumber or otherwise dispose of or hypothecate this Option, or the levy of any execution, attachment or similar legal process upon this Option, contrary to the terms of this Agreement and/or the Plan will be null and void and without legal force or effect. During the Optionee's lifetime, the Options may be exercisable only by the Optionee or the Optionee's legal representative, or if transferred to an Immediate Family Member or an entity comprising Immediate Family Members as described above, by such Immediate Family Member or entity.

      9. ENTIRE AGREEMENT; AMENDMENT. This Agreement (including the Plan incorporated herein by reference) contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Board has the right, in its sole discretion, to amend, alter, suspend, discontinue or terminate the

Plan, and the Committee has the right, in its sole discretion, to amend, alter, suspend, discontinue or terminate any or all of the Options or this Agreement from time to time in accordance with and as provided in the Plan; provided, however, that no such amendment, alteration, suspension, discontinuance or termination after initial shareholder approval of the Plan may materially impair the rights of the Optionee under this Option without the consent of the Optionee. The Corporation will give written notice to the Optionee of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof. This Agreement may also be modified, amended or terminated by a writing signed by both the Corporation and the Optionee.

      10. NOTICES. Any notice (other than an Exercise Notice) which may be required or permitted under this Agreement will be in writing, and will be delivered in person or via facsimile transmission, overnight courier service or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

            10.1 If the notice is to the Corporation, to the attention of the Secretary of Amerada Hess Corporation, 1185 Avenue of the Americas, New York, New York 10036, or at such other address as the Corporation by notice to the Optionee designates in writing from time to time.

            10.2 If the notice is to the Optionee, at his or her address as shown on the Corporation's records, or at such other address as the Optionee, by notice to the Corporation, designates in writing from time to time.

      11. LIMITATIONS; GOVERNING LAW. Nothing herein or in the Plan will be construed as conferring on the Optionee or anyone else the right to continue in the employ of the Corporation or any Subsidiary. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

      12. COMPLIANCE WITH LAWS. The issuance of this Option (and the Option Shares upon exercise of this Option) pursuant to this Agreement will be subject to, and will comply with, any applicable requirements of any federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act and the respective rules and regulations promulgated thereunder), rules of any exchange on which the Common Stock is listed (including, without limitation, the rules and regulations of the New York Stock Exchange), and any other law or regulation applicable thereto. The Corporation will not be obligated to issue this Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements, and if issued will be deemed void ab initio.

      13. BINDING AGREEMENT; FURTHER ASSURANCES. This Agreement will inure to the benefit of, be binding upon, and be enforceable by the Corporation and its successors and assigns. Each party hereto will do and perform (or will cause to be done and performed) all such further acts and will execute and deliver all such other agreements, certificates, instruments and documents as any party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

      14. COUNTERPARTS; HEADINGS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be a part of this Agreement.

      15. SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction will not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder will be enforceable to the fullest extent permitted by law.

      16. BENEFICIARY. The Optionee may designate the beneficiary or beneficiaries to exercise this Option (or to receive any Option Shares issuable hereunder) after the death of the Optionee. Such designation may be made by the Optionee on the enclosed beneficiary designation form and (unless the Optionee has waived such right) may be changed by the Optionee from time to time by filing a new beneficiary designation form with the Committee. If the Optionee does not designate a beneficiary or if no designated beneficiary(ies) survives the Optionee, the Optionee's beneficiary will be the legal representative of the Optionee's estate.

      17. TAX WITHHOLDING. Neither the exercise of any Option under this Agreement, nor the issuance of any Option Shares thereunder, will be permitted or effected unless and until the Optionee (or the Optionee's beneficiary(ies) or legal representative) has made appropriate arrangements for the payment of any amounts required to be withheld with respect thereto under all present or future federal, state and local tax laws and regulations and other laws and regulations. Unless an Optionee otherwise elects or is prohibited by law, if and for so long as the Company maintains a cashless exercise program and an Optionee exercises and sells Option Shares through such program, payment of such amounts will be made by deducting such amounts from the proceeds of such sale.

            IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the Grant Date specified above.

                                            AMERADA HESS CORPORATION

                                            By: ________________________________
                                                John B. Hess
                                                Chairman of the Board

Acknowledged and Agreed to:

___________________________
        [OPTIONEE]

                          [AMERADA HESS CORPORATION LOGO]

JOHN B. HESS                                         1185 AVENUE OF THE AMERICAS
Chairman of the Board                                NEW YORK, NEW YORK 10036
                                                               (212) 997-8514

                                                     [DATE]
[NAME & ADDRESS]

                  Re:       Amerada Hess Corporation
                              Amended and Restated
                            1995 Long-Term Incentive Plan
                              Award of Restricted Stock

Dear [NAME]:

            The Compensation and Management Development Committee (the "Committee") of the Board of Directors (the "Board") of Amerada Hess Corporation (the "Corporation") acting under the Corporation's Amended and Restated 1995 Long-Term Incentive Plan (the "Plan") granted to you on [DATE OF GRANT] [the "Grant Date"] [NUMBER OF SHARES] restricted shares of the Common Stock of the Corporation in accordance with the terms and provisions of the Plan and this letter agreement (the "Restricted Shares"). The Restricted Shares are restricted for a period commencing on the date of grant and ending [VESTING DATE] and are otherwise subject to the terms and conditions set forth herein If the conditions set forth in the Plan and this letter agreement are not satisfied, this letter agreement and the Restricted Shares awarded together with all rights and interests relating thereto, shall be void and of no force or effect. One copy of this letter agreement signed by you should be returned to Lee Kurtz, Manager - Executive Compensation. The other copy should be retained for your records.

      1. INCORPORATION BY REFERENCE; DOCUMENT RECEIPT. This letter agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly not intended to apply to the grant of Restricted Shares hereunder), all of which terms and provisions are made a part of and incorporated in this letter agreement as if each were expressly set forth mutatis mutandis herein. Any capitalized term not defined in this letter agreement will have the same meaning as is described thereto under the Plan. You hereby acknowledge receipt of a disclosure document relating to and describing the Plan and the Awards thereunder and that you have read it carefully and fully understand its content. In the event of any conflict between the terms of this letter agreement and the terms of the Plan, the terms of the Plan will control.

      2. RESTRICTED STOCK. A certificate for the Restricted Shares will be issued in your name and deposited with The Bank of New York or other agent designated by the Committee, as escrow agent (the "Escrow Agent"). Prior to the issuance and deposit of the Restricted Shares with the Escrow Agent you will have no rights of a shareholder, and you will not be entitled to vote the Restricted Shares or receive any dividends or other distributions, in respect of the Restricted Shares.

[DATE]

The Restricted Shares will be held by the Escrow Agent pursuant to an agreement (the "Escrow Agreement") between the Escrow Agent and the Corporation. The accompanying stock transfer power covering the Restricted Shares to be issued to you must be executed by you, endorsed in blank and returned to the Corporation for delivery to the Escrow Agent. You will furnish the Escrow Agent with additional stock transfer powers from time to time, if requested. Except to the extent otherwise provided in the Plan or this letter agreement, if you remain continuously employed by the Corporation or any Subsidiary until [VESTING DATE], the Escrow Agent will deliver to you shortly thereafter a new share certificate in your name representing the Restricted Shares.

      3. RIGHTS AS A STOCKHOLDER. While the Restricted Shares are held by the Escrow Agent, you will be the record owner and will have all the rights of a stockholder with respect to the Restricted Shares, including (without limitation) the right to vote, subject to the restrictions provided for in the Plan, the Escrow Agreement and this letter agreement. From and after the date on which the Restricted Shares are issued in your name and deposited with the Escrow Agent, cash dividends and other distributions made or paid with respect to the Restricted Shares will be held by the Escrow Agent and may (but need not be) reinvested as determined by the Committee, and such dividends and distributions will be paid to you, together with interest or other earnings thereon (if any), at the time and to the extent pro tanto that the Restricted Shares become non-forfeitable and are delivered to you by the Escrow Agent. Any new, additional or different securities that you may become entitled to receive with respect to the Restricted Shares under the Plan by virtue of any reinvestment of any cash dividends paid on the Common Stock or any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, or any similar change affecting the Common Stock, will be delivered to the Escrow Agent subject to the same restrictions, terms and conditions as apply to the related Restricted Shares.

      4.    TERMINATION AND FORFEITURE.

            4.1 If your employment with the Corporation or any Subsidiary terminates prior to {VESTING DATE} by reason of your death, disability or normal retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, the Escrow Agent will, as promptly as practicable, deliver to you (in the case of disability or your normal retirement) or your beneficiary(ies) (in the case of your death) a certificate representing all of the Restricted Shares awarded to you hereunder and all accumulated dividends on the Restricted Shares, together with interest or other earnings thereon (if any). The existence and date of disability will be determined by the Committee and its determination shall be final and conclusive.

            4.2 If your employment with the Corporation or any Subsidiary terminates prior to [VESTING DATE] for any reason other than your death, disability or normal retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, all of the Restricted Shares, and any rights thereto, awarded to you hereunder, all accumulated dividends in respect thereof and interest thereon (if any) will be forfeited by you and returned by the Escrow Agent to the Corporation and you will have no further rights with respect thereto.

            4.3 Notwithstanding Section 4.2 above, if your employment with the Corporation or any Subsidiary terminates prior to [VESTING DATE] by reason of your early retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, the Committee, in its sole discretion, may (but is not obligated to) determine that it will deliver to you

[DATE]

on a specified date a certificate representing a proportionate number of the Restricted Shares awarded to you hereunder based on the number of calendar days elapsed (as of the date of such early retirement) in the vesting period ending [VESTING DATE], together with a proportionate amount of the accumulated dividends in respect thereof also based on the number of calendar days elapsed (as of the date of such early retirement) in the vesting period ending [VESTING DATE], and any interest or other earnings on such proportionate amount (if any).

      5. CHANGE OF CONTROL. The Restricted Shares awarded to you hereunder are subject to acceleration of vesting and "cash-out," all as provided in and subject to the Plan.

      6. BENEFICIARY. You may designate the beneficiary or beneficiaries to receive any Restricted Shares or other amounts which may be delivered in respect of this Award after your death. Such designation may be made by you on the enclosed beneficiary designation form and (unless you have waived such right) may be changed by you from time to time by filing a new beneficiary designation form with the Committee. If you do not designate a beneficiary or if no designated beneficiary(ies) survives you, your beneficiary will be the legal representative of your estate.

      7. TAX WITHHOLDING. No delivery of Restricted Shares or payment of any accumulated cash dividends in respect thereof or other amount in respect of this Award will be made unless and until you (or your beneficiary or legal representative) have made appropriate arrangements for the payment of any amounts required to be withheld with respect thereto under all present or future federal, state and local tax laws and regulations and other laws and regulations.

      8. LIMITATIONS; GOVERNING LAW. Nothing herein or in the Plan will be construed as conferring on you or anyone else the right to continue in the employ of the Corporation or any Subsidiary. The rights and obligations under this letter agreement and the Award are governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

      9. NON-TRANSFERABILITY. The Restricted Shares, and any rights and interests with respect thereto, issued under this letter agreement and the Plan may not, prior to vesting, be sold, exchanged, transferred, assigned or otherwise disposed of in any way by you (or any of your beneficiary(ies)), other than by testamentary disposition or the laws of descent and distribution, or as otherwise permitted by the Plan. The Restricted Shares, and any rights and interests with respect thereto, may not, prior to vesting, be pledged, encumbered or otherwise hypothecated in any way by you (or any of your beneficiary(ies)) and will not, prior to vesting, be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way any of the Restricted Shares, or the levy of any execution, attachment or similar legal process upon the Restricted Shares, contrary to the terms and provisions of this letter agreement and/or the Plan will be null and void ab initio and without legal force or effect. Each certificate evidencing the Restricted Shares will bear a legend to this effect.

      10. ENTIRE AGREEMENT; AMENDMENT. This letter agreement (including the Plan which is incorporated herein by reference) contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior

[DATE]

understandings, whether written or oral, between the parties hereto relating to such subject matter. The Board has the right, in its sole discretion, to amend, alter, suspend, discontinue or terminate the Plan, and the Committee has the right, in its sole discretion, to amend, alter, suspend, discontinue or terminate one or more of the Awards of Restricted Stock or this letter agreement from time to time in accordance with and as provided in the Plan; provided, however, that no such amendment, alteration, suspension, discontinuance or termination after initial shareholder approval of the Plan may materially impair your rights under this letter agreement or the Plan without your consent. The Corporation will give you written notice of any such modification or amendment of this letter agreement as soon as practicable after the adoption thereof. This letter agreement may also be modified, amended or terminated by a writing signed by you and the Corporation.

      11. NOTICES. Any notice which may be required or permitted under this letter agreement will be in writing and will be delivered in person, or via facsimile transmission, overnight courier service or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

            11.1. If the notice is to the Corporation, to the attention of the Secretary of Amerada Hess Corporation, 1185 Avenue of the Americas, New York, New York 10036, or at such other address as the Corporation by notice to you may designate in writing from time to time.

            11.2. If the notice is to you, at your address as shown on the Corporation's records, or at such other address as you, by notice to the Corporation, may designate in writing from time to time.

      12. COMPLIANCE WITH LAWS. The issuance of the Restricted Shares pursuant to this letter will be subject to, and will comply with, any applicable requirements of federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act and the respective rules and regulations promulgated thereunder), any applicable rules of any exchange on which the Common Stock is listed (including, without limitation, the rules and regulations of the New York Stock Exchange), and any other law, rule or regulation applicable thereto. The Corporation will not be obligated to issue any of the Common Stock subject to this letter agreement if such issuance would violate any such requirements, and if issued will be deemed void ab initio.

      13. BINDING AGREEMENT; FURTHER ASSURANCES. This letter agreement will inure to the benefit of, be binding upon, and be enforceable by the Corporation and its successors and assigns. Each party hereto will do and perform (or will cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this letter agreement and the Plan and the consummation of the transactions contemplated thereunder.

      14. COUNTERPARTS; HEADINGS. This letter agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument. The titles and headings of the various sections of this letter agreement have been inserted for convenience of reference only and will not be deemed to be a part of this letter agreement.

[DATE]

      15. SEVERABILITY. The invalidity or unenforceability of any provisions of this letter agreement in any jurisdiction will not affect the validity, legality or enforceability of the remainder of this letter agreement in such jurisdiction or the validity, legality or enforceability of any provision of this letter agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder will be enforceable to the fullest extent permitted by law.

            IN WITNESS WHEREOF, the Corporation has caused this letter agreement to be executed by its duly authorized officer, and you have also executed this letter agreement, all as of the Grant Date.

                                               Very truly yours,

                                               AMERADA HESS CORPORATION

                                               By:______________________________
                                                             John B. Hess
                                                          Chairman of the Board

Acknowledged and Agreed to:

____________________________
         [AWARDEE]

                        [AMERADA HESS CORPORATION LOGO]

JOHN B. HESS                                         1185 AVENUE OF THE AMERICAS
Chairman of the Board                                NEW YORK, NEW YORK 10036
                                                                (212)997-8514

                                                     [DATE]

[NAME & ADDRESS]

                       Re:        Amerada Hess Corporation
                                  Second Amended and Restated
                                  1995 Long-Term Incentive Plan
                                    Award of Restricted Stock

Dear [NAME]:

            The Compensation and Management Development Committee (the "Committee") of the Board of Directors (the "Board") of Amerada Hess Corporation (the "Corporation") acting under the Corporation's Second Amended and Restated 1995 Long-Term Incentive Plan (the "Plan") granted to you on [DATE OF GRANT] (the "Grant Date") {NUMBER OF SHARES} restricted shares of the Common Stock of the Corporation in accordance with the terms and provisions of the Plan and this letter agreement (the "Restricted Shares"). The Restricted Shares are restricted for a period commencing on the date of grant and ending [VESTING DATE] and are otherwise subject to the terms and conditions set forth herein If the conditions set forth in the Plan and this letter agreement are not satisfied, this letter agreement and the Restricted Shares awarded together with all rights and interests relating thereto, shall be void and of no force or effect. One copy of this letter agreement signed by you should be returned to Lee Kurtz, Manager - Executive Compensation. The other copy should be retained for your records.

      1. INCORPORATION BY REFERENCE; DOCUMENT RECEIPT. This letter agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly not intended to apply to the grant of Restricted Shares hereunder), all of which terms and provisions are made a part of and incorporated in this letter agreement as if each were expressly set forth mutatis mutandis herein. Any capitalized term not defined in this letter agreement will have the same meaning as is described thereto under the Plan. You hereby acknowledge receipt of a disclosure document relating to and describing the Plan and the Awards thereunder and that you have read it carefully and fully understand its content. In the event of any conflict between the terms of this letter agreement and the terms of the Plan, the terms of the Plan will control.

      2. RESTRICTED STOCK. Restricted Shares will be issued in book-entry form in your name and deposited with The Bank of New York or other agent designated by the Committee, as escrow agent (the "Escrow Agent"). Prior to the issuance and deposit of the Restricted Shares with the Escrow Agent you will have no rights of a shareholder, and you will not be entitled to vote the Restricted Shares or receive any dividends or other distributions, in respect of the Restricted Shares.

[DATE]

The Restricted Shares will be held by the Escrow Agent pursuant to an agreement (the "Escrow Agreement") between the Escrow Agent and the Corporation. You authorize the Escrow Agreement to transfer shares and otherwise act in accordance with instructions of the Corporation. You will furnish the Escrow Agent with stock transfer powers or authorizations from time to time, if requested. Except to the extent otherwise provided in the Plan or this letter agreement, if you remain continuously employed by the Corporation or any Subsidiary until [VESTING DATE], the Escrow Agent will, except as provided below, deliver to you shortly thereafter a new share certificate in your name representing the Restricted Shares. For as long as an account is maintained in your name with a broker, custodian, or other institution retained by the Corporation to assist in the administration of the Plan (the "Administrator"), such Restricted Shares will be deposited into such account.

      3. RIGHTS AS A STOCKHOLDER. While the Restricted Shares are held by the Escrow Agent, you will be the record owner and will have all the rights of a stockholder with respect to the Restricted Shares, including (without limitation) the right to vote, subject to the restrictions provided for in the Plan, the Escrow Agreement and this letter agreement. From and after the date on which the Restricted Shares are issued in your name and deposited with the Escrow Agent, cash dividends and other distributions made or paid with respect to the Restricted Shares will be held by the Escrow Agent and may (but need not be) reinvested as determined by the Committee, and such dividends and distributions will be paid to you (or your account at the Administrator referred to in Section 2), together with interest or other earnings thereon (if any), at the time and to the extent pro tanto that the Restricted Shares become non-forfeitable and are delivered to you by the Escrow Agent. Any new, additional or different securities that you may become entitled to receive with respect to the Restricted Shares under the Plan by virtue of any reinvestment of any cash dividends paid on the Common Stock or any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, or any similar change affecting the Common Stock, will be delivered to the Escrow Agent subject to the same restrictions, terms and conditions as apply to the related Restricted Shares.

      4.    TERMINATION AND FORFEITURE.

            4.1 If your employment with the Corporation or any Subsidiary terminates prior to [VESTING DATE] by reason of your death, disability or normal retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, the Escrow Agent will, as promptly as practicable, deliver to you, or your account at the Administrator referred to in Section 2 (in the case of disability or your normal retirement), or your beneficiary(ies) (in the case of your death) a certificate representing all of the Restricted Shares awarded to you hereunder and all accumulated dividends on the Restricted Shares, together with interest or other earnings thereon (if any). The existence and date of disability will be determined by the Committee and its determination shall be final and conclusive.

            4.2 If your employment with the Corporation or any Subsidiary terminates prior to [VESTING DATE] for any reason other than your death, disability or normal retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, all of the Restricted Shares, and any rights thereto, awarded to you hereunder, all accumulated dividends in respect thereof and interest thereon (if any) will be forfeited by you and returned by the Escrow Agent to the Corporation and you will have no further rights with respect thereto.

[DATE]

            4.3 Notwithstanding Section 4.2 above, if your employment with the Corporation or any Subsidiary terminates prior to [VESTING DATE] by reason of your early retirement under the Corporation's Employees' Pension Plan or any successor plan thereto, the Committee, in its sole discretion, may (but is not obligated to) determine that it will deliver to you, or your account at the Administrator referred to in Section 2, on a specified date a certificate representing a proportionate number of the Restricted Shares awarded to you hereunder based on the number of calendar days elapsed (as of the date of such early retirement) in the vesting period ending [VESTING DATE], together with a proportionate amount of the accumulated dividends in respect thereof also based on the number of calendar days elapsed (as of the date of such early retirement) in the vesting period ending [VESTING DATE], and any interest or other earnings on such proportionate amount (if any).

         5. CHANGE OF CONTROL. The Restricted Shares awarded to you hereunder are subject to acceleration of vesting and "cash-out," all as provided in and subject to the Plan.

         6. BENEFICIARY. You may designate the beneficiary or beneficiaries to receive any Restricted Shares or other amounts which may be delivered in respect of this Award after your death. Such designation may be made by you on the enclosed beneficiary designation form and (unless you have waived such right) may be changed by you from time to time by filing a new beneficiary designation form with the Committee. If you do not designate a beneficiary or if no designated beneficiary(ies) survives you, your beneficiary will be the legal representative of your estate.

         7. TAX WITHHOLDING. No delivery of Restricted Shares or payment of any accumulated cash dividends in respect thereof or other amount in respect of this Award will be made unless and until you (or your beneficiary or legal representative) have made appropriate arrangements for the payment of any amounts required to be withheld with respect thereto under all present or future federal, state and local tax laws and regulations and other laws and regulations. Unless you elect otherwise or are prohibited by law, such number of Restricted Shares as shall be necessary to pay such withholding amounts shall be sold by the Administrator and the proceeds thereof shall be delivered to the Company for remittance to the appropriate governmental authorities, and the remaining Restricted Shares shall be delivered to you, or your account at the Administrator referred to in Section 2.

         8. LIMITATIONS; GOVERNING LAW. Nothing herein or in the Plan will be construed as conferring on you or anyone else the right to continue in the employ of the Corporation or any Subsidiary. The rights and obligations under this letter agreement and the Award are governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

         9. NON-TRANSFERABILITY. The Restricted Shares, and any rights and interests with respect thereto, issued under this letter agreement and the Plan may not, prior to vesting, be sold, exchanged, transferred, assigned or otherwise disposed of in any way by you (or any of your beneficiary(ies)), other than by testamentary disposition or the laws of descent and distribution, or as otherwise permitted by the Plan. The Restricted Shares, and any rights and interests with respect thereto, may not, prior to vesting, be pledged, encumbered or otherwise hypothecated in any way by

[DATE]

you (or any of your beneficiary(ies)) and will not, prior to vesting, be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way any of the Restricted Shares, or the levy of any execution, attachment or similar legal process upon the Restricted Shares, contrary to the terms and provisions of this letter agreement and/or the Plan will be null and void ab initio and without legal force or effect. Each certificate evidencing the Restricted Shares will bear a legend to this effect.

         10. ENTIRE AGREEMENT; AMENDMENT. This letter agreement (including the Plan which is incorporated herein by reference) contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties hereto relating to such subject matter. The Board has the right, in its sole discretion, to amend, alter, suspend, discontinue or terminate the Plan, and the Committee has the right, in its sole discretion, to amend, alter, suspend, discontinue or terminate one or more of the Awards of Restricted Stock or this letter agreement from time to time in accordance with and as provided in the Plan; provided, however, that no such amendment, alteration, suspension, discontinuance or termination after initial shareholder approval of the Plan may materially impair your rights under this letter agreement or the Plan without your consent. The Corporation will give you written notice of any such modification or amendment of this letter agreement as soon as practicable after the adoption thereof. This letter agreement may also be modified, amended or terminated by a writing signed by you and the Corporation.

         11. NOTICES. Any notice which may be required or permitted under this letter agreement will be in writing and will be delivered in person, or via facsimile transmission, overnight courier service or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

                  11.1. If the notice is to the Corporation, to the attention of the Secretary of Amerada Hess Corporation, 1185 Avenue of the Americas, New York, New York 10036, or at such other address as the Corporation by notice to you may designate in writing from time to time.

                  11.2. If the notice is to you, at your address as shown on the Corporation's records, or at such other address as you, by notice to the Corporation, may designate in writing from time to time.

         12. COMPLIANCE WITH LAWS. The issuance of the Restricted Shares pursuant to this letter will be subject to, and will comply with, any applicable requirements of federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act and the respective rules and regulations promulgated thereunder), any applicable rules of any exchange on which the Common Stock is listed (including, without limitation, the rules and regulations of the New York Stock Exchange), and any other law, rule or regulation applicable thereto. The Corporation will not be obligated to issue any of the Common Stock subject to this letter agreement if such issuance would violate any such requirements, and if issued will be deemed void ab initio.

         13. BINDING AGREEMENT; FURTHER ASSURANCES. This letter agreement will inure to the benefit of, be binding upon, and be enforceable by the Corporation and its successors and assigns. Each party hereto will do and perform (or will cause to be done and performed) all such further acts

[DATE]

and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this letter agreement and the Plan and the consummation of the transactions contemplated thereunder.

      14. COUNTERPARTS; HEADINGS. This letter agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument. The titles and headings of the various sections of this letter agreement have been inserted for convenience of reference only and will not be deemed to be a part of this letter agreement.

      15. SEVERABILITY. The invalidity or unenforceability of any provisions of this letter agreement in any jurisdiction will not affect the validity, legality or enforceability of the remainder of this letter agreement in such jurisdiction or the validity, legality or enforceability of any provision of this letter agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder will be enforceable to the fullest extent permitted by law.

            IN WITNESS WHEREOF, the Corporation has caused this letter agreement to be executed by its duly authorized officer, and you have also executed this letter agreement, all as of the Grant Date.

                                                Very truly yours,

                                                AMERADA HESS CORPORATION

                                                By:_____________________________
                                                            John B. Hess
                                                       Chairman of the Board

Acknowledged and Agreed to:

______________________________

     [AWARDEE]